SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
             SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed  by  the  Registrant  [X]

Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:

[X]          Preliminary  Proxy  Statement
[  ]          Definitive  Proxy  Statement
[  ]          Definitive  Additional  Materials
[  ]          Soliciting  Material  Pursuant  to Rule 14a-11(c) or Rule 14a-12
[  ]        Confidential, For Use of the Commission Only (as permitted by Rule
14a-6(e)(2))

                             MONACO FINANCE, INC.
                             --------------------
               (Name of Registrant as Specified in Its Charter)

                                      N/A
                                      ---
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):

     [X]          No  fee  required.

     [  ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
and  0-11.

     1)        Title of each class of securities to which transaction applies:

     2)          Aggregate  number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)          Proposed  maximum  aggregate  value  of  transaction:

     5)          Total  fee  paid:

     [  ]          Fee  paid  previously  with  preliminary  materials:

     [  ]          Check  box  if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)          Amount  Previously  Paid:

          2)          Form,  Schedule  or  Registration  Statement  No.:

          3)          Filing  Party:

          4)          Date  Filed:

                             MONACO FINANCE, INC.



                                     1998
                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS

                             MONACO FINANCE, INC.
                          370 17TH STREET, SUITE 5060
                            DENVER, COLORADO  80202


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held June 30, 1998

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Monaco Finance, Inc., a Colorado corporation (the "Company"), will be held at 370 17th Street, Suite 5060, Denver, Colorado at 10:00 a.m. on June 30, 1998, for the following purposes:

     1. To consider and act upon the election of Morris Ginsburg, Irwin L. Sandler, Bill C. Bradley, John R. Sloan, Bobby L. Hashaway, Robert D. Womack, William P. Clark, Jr. and Leonard M. Snyder to the Board of Directors to serve until the next annual meeting of Shareholders and until their successors are elected and qualified;

     2. To consider and approve an amendment to the Company's Articles of Incorporation; and

     3. To consider and ratify the appointment of Ehrhardt Keefe Steiner & Hottman P.C. as the Company's certified independent public accountants for the fiscal year ending December 31, 1998; and

     4. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     Only the holders of record of shares of the Company's Class A Common Stock, $.01 par value, Class B Common Stock, $.01 par value, and 8% Cumulative Convertible Preferred Stock, Series 1998-1, no par value, at the close of business on May 22, 1998, are entitled to notice of and to vote at the meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting in person. All Shareholders, whether or not they plan to attend the Annual Meeting, are requested to complete, date and sign the enclosed Proxy and return it promptly in the envelope provided for that purpose. Shareholders who attend the Annual Meeting may revoke the Proxy and vote their Proxy in person as set forth in the Proxy Statement.

By  Order  of  the  Board  of  Directors

/s/  Irwin  L.  Sandler
-----------------------
Irwin  L.  Sandler,  Secretary
May  26,  1998

                             MONACO FINANCE, INC.
                          370 17th Street, Suite 5060
                            Denver, Colorado  80202




                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                           To be held June 30, 1998



                                 INTRODUCTION

SOLICITATION,  EXERCISE  AND  REVOCABILITY  OF  PROXY

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Monaco Finance, Inc. (the "Company"), for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on June 30, 1998, at 10:00 a.m. local time, at the offices of the Company located at 370 17th Street, Suite 5060, Denver, Colorado 80202. This Proxy Statement, the accompanying form of Proxy and the Notice of Annual Meeting will be first given or mailed to the Company's Shareholders on or about May 26, 1998. All costs incurred in connection with this proxy solicitation will be borne by the Company.

     Because many of the Company's Shareholders may be unable to attend the Annual Meeting in person, the Board of Directors solicits proxies by mail to give each Shareholder an opportunity to vote on all matters presented at the Annual Meeting. Shareholders are urged to: (i) read this Proxy Statement carefully; (ii) specify their choice regarding each matter by marking the appropriate box on the enclosed form of Proxy; and (iii) sign, date and return the form of Proxy in the enclosed envelope.

     All shares of the Company's Class A and Class B Common Stock, $.01 par value ("Common Stock"), and 8% Cumulative Convertible Preferred Stock, Series 1998-1 ("Preferred Stock"), no par value (collectively, the "Shares"), represented by properly executed Proxies received in time for the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. All Shares represented by valid Proxies will be voted, unless instructions to the contrary are marked, FOR the election of the nominees to the Board of Directors, FOR the amendment to the Company's Articles of Incorporation (the "Amendment"), FOR the ratification of the appointment of Ehrhardt Keefe Steiner & Hottman P.C. as the independent public accountants for the Company for the fiscal year ending December 31, 1998, and, in the discretion of the persons named as Proxies, on such other matters as may properly come before the Annual Meeting. However, Proxies voted against a proposal will not be voted for any adjournment desired by management to afford the Company the opportunity to seek additional proxies supporting that proposal. Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date or by giving written notice of revocation to the Company at the address indicated above or by voting in person at the Annual Meeting. Any notice of revocation sent to the Company must include the Shareholder's name, and must be received prior to the Annual Meeting to be effective.

VOTING

     Only persons holding Shares (referred to herein as the "Shareholders") of record at the close of business on May 22, 1998 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Shareholders holding Class A Common Stock and Preferred Stock will be entitled to one vote for each share then held, and Shareholders holding Class B Common Stock will be entitled to three votes for each share then held. As of the Record Date, 8,014,631 shares of the Company's Class A Common Stock were issued and outstanding having an aggregate of 8,014,631 votes and 1,273,715 shares of the Company's Class B Common Stock were issued and outstanding having an aggregate of 3,821,145 votes. As of the Record Date 2,433,457 shares of Preferred Stock were issued and outstanding. The presence, in person or by proxy, of a majority of the votes entitled to be cast on the matter by any voting group entitled to vote at the Meeting constitutes a quorum for the transaction of business by that group.

     If a quorum is present, the affirmative vote by the holders of a majority of the voting power of the Class A and the Class B Common Stock and the Preferred Stock outstanding on the Record Date is required for the adoption of the Amendment. So long as not less than 1,500,000 shares of Preferred Stock are issued and outstanding, holders of the Preferred Stock have the right to elect one director of the Company. Directors to be elected by the holders of the Common Stock shall be elected by a plurality, i.e., the number of director candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the board of directors. If a quorum is present, the affirmative vote of the holders of a majority of the shares of Preferred Stock outstanding on the Record Date is required for the election of the one director.

      Shareholders are not entitled to cumulate their votes in the election of directors. Votes cast by proxy will be tabulated by an automatic system administered by the Company's transfer agent. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to Shareholders and will have the same effect as negative votes, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

CHANGE  IN  VOTING  CONTROL

     As of the Record Date, Pacific USA Holdings Corp. ("Pacific USA") had direct and indirect voting power over approximately 28.8% of the outstanding shares of Class A Common Stock and 100% of the outstanding shares of Class B Common Stock, or approximately 51.8% of the total combined voting power of the outstanding shares of Common Stock. In addition, as of the Record Date Pacific USA had direct and indirect voting power over 100% of the outstanding shares of Preferred Stock. It is expected that Pacific USA will cast its votes in favor of the proposals described in this Proxy Statement.

     On or about December 4, 1997 (the "Effective Date"), Consumer Finance Holdings, Inc., a wholly-owned subsidiary of Pacific USA ("CFH"), and Morris Ginsburg, Sandler Family Partners, Ltd., and Irwin L. Sandler (collectively the "Class B Shareholders") entered into an Option Agreement. Pursuant to the Option Agreement, the Class B Shareholders granted a three-year option to CFH (the "Call Option") to purchase all, but not less than all, of the 830,000 shares of Class B Common Stock owned by the Class B Shareholders (the "Option Shares") at a purchase price of $4.00 per share. Concurrently, CFH granted to each Class B Shareholder an option (the "Put Option") to sell that portion of the Option Shares held by each Class B Shareholder at a price of $4.00 per share. The Put Option is exercisable with respect to 50% of the Option Shares during the 30-day period following the second anniversary of the Effective Date and 50% during the 30-day period following the third anniversary of the Effective Date. In the event that CFH or any of its affiliates exercises the Call Option, and within 180 days after closing thereof, sells or agrees to sell any portion of the Option Shares to a person who is not an affiliate of CFH for a price greater than $4.00 per share, the seller shall be obligated to pay the Class B Shareholders 50% of such excess. The Class B Shareholders agreed not to pledge, sell or otherwise transfer the Option Shares at any time during the term of the Call Option except to the extent of exercise of the Put Option. The obligation of CFH under the Put Option is secured by funds in a segregated bank account.

     Pursuant to the Option Agreement, each Class B Shareholder granted CFH the right to vote all Option Shares and to direct the exercise of all consensual or other voting rights with respect to any additional shares of the Company's capital stock as to which any Class B Shareholder holds a proxy granted by a third party, subject to any fiduciary duty owed to the grantor of any such proxy. The Class B Shareholders retain all other incidents of ownership with respect to the Option Shares, including, but not limited to, the right to receive dividends.

     The Option Agreement further provides that CFH shall vote or cause to be voted shares of the Company's capital stock, including the Option Shares, to maintain Messrs. Ginsburg and Sandler as directors of the Company. The Class B Shareholders agreed to use their best efforts to provide CFH with the right to designate four directors to the Company's board or such larger number as shall then be sufficient to provide CFH with effective control of the board. In April 1998, the number of members of the Board of Directors was expanded from four to eight, two of the then directors resigned and the current members of the board were appointed. Concurrently with execution of the Option Agreement, Messrs. Ginsburg and Sandler entered into Executive Employment Agreements with the Company. See "Proposal 1 - Election of Directors - Employment Agreements."

     Prior and subsequent to the Effective Date, management of the Company and representatives of Pacific USA and its affiliates engaged in extended negotiations and investigations which resulted in the execution of the Asset Purchase Agreement on or about January 8, 1998. See "Certain Relationships and Related Party Transactions." Following approval at a special meeting of shareholders of the Company held March 4, 1998, and pursuant to the terms of the Asset Purchase Agreement, 2,433,457 shares of the Company's 8% Cumulative Convertible Preferred Stock, Series 1998-1 (the "Preferred Stock") valued at $2.00 per share and 811,152 shares of the Company's Class A Common Stock, also valued at $2.00 per share, were issued to affiliates of Pacific USA. Each share of Preferred Stock is convertible at any time into one-half share of Class A Common Stock, or an aggregate of up to 1,216,729 shares of Class A Common Stock. Thus, the effective cost of the Class A Common Stock issuable upon conversion of the Preferred Stock will be $4.00 per share. The Company may become obligated to issue additional shares of Class A Common Stock to affiliates of Pacific USA depending upon satisfaction of certain conditions described herein.

     Pacific USA is the beneficial owner of 2,311,152 outstanding shares of Class A Common Stock. As a result of the Option Agreement, it was granted the power to vote the 830,000 shares of Class B Common Stock owned by the Class B Shareholders and a limited power to direct the voting of shares subject to proxies held by the Class B Shareholders. As of April 16, 1998, 8,014,631 shares of Class A Common Stock were issued and outstanding and 1,273,715 shares of Class B Common Stock were issued and outstanding. The Class A Common Stock has one vote per share while the Class B Common Stock has three votes per share. Accordingly, Pacific USA controls approximately 51.8% of the combined total voting power of the Class A and Class B Common Stock and will be able to elect all of the directors to be elected by the holders of the Common Stock. Upon exercise of either the Put Option or the Call Option, the shares of Class B Common Stock purchased by CFH will automatically convert into the same number of shares of Class A Common Stock thereby reducing the voting power of Pacific USA with respect to the Common Stock. Pacific USA also is the beneficial owner of all of the outstanding shares of Preferred Stock and, accordingly, will be able to elect the one director entitled to be elected by the holders of the Preferred Stock.


                      PROPOSAL 1 - ELECTION OF DIRECTORS

     The Board of Directors currently consists of eight members, all of whom have been nominated for re-election. The nominees for re-election by the holders of the Common Stock are Morris Ginsburg, Irwin L. Sandler, Bill C. Bradley, John Sloan, Bobby L. Hashaway, Robert D. Womack and Leonard M. Snyder. William P. Clark, Jr., is the nominee for re-election by the holders of the Preferred Stock. The entire Board of Directors is elected to serve until the next Annual Meeting of the Shareholders and until their successors have been elected and qualify. It is intended that the Shares represented by properly executed Proxies will be voted FOR the director nominees except where authority has been withheld as to a particular nominee or as to all nominees. If any candidate nominated in this Proxy Statement should for any reason become unavailable for election, Proxies may be voted with discretionary authority for any substitute designated by the Board of Directors. The election of directors requires a majority of the votes entitled to be cast at the Annual Meeting.



DIRECTOR  NOMINEES  AND  EXECUTIVE  OFFICERS

     The  executive  officers  and  director  nominees  of  the  Company  are  as  follows:


Name                                               Age                    Position
-------------------------------------------------  ---  ------------------------------------
Morris Ginsburg . . . . . . . . . . . . . . . . .   67  Chairman of the Board, President,
                                                        Chief Executive Officer, Principal
                                                        Financial and Accounting Officer
                                                        and Director
Irwin L. Sandler. . . . . . . . . . . . . . . . .   52  Executive Vice President, Secretary/
                                                        Treasurer and Director
Bill C. Bradley . . . . . . . . . . . . . . . . .   66  Director
John R. Sloan . . . . . . . . . . . . . . . . . .   50  Director
Bobby L. Hashaway . . . . . . . . . . . . . . . .   43  Director
Robert D. Womack. . . . . . . . . . . . . . . . .   55  Director
William P. Clark, Jr. . . . . . . . . . . . . . .   62  Director
Leonard M. Snyder . . . . . . . . . . . . . . . .   50  Director
Vann R. Martin. . . . . . . . . . . . . . . . . .   43  Senior Vice President
Mark Gengozian. . . . . . . . . . . . . . . . . .   46  Vice President




     There are no family relationships among any of the executive officers or directors of the Company. Pursuant to the Option Agreement described herein,
(i) CFH agreed to vote or cause to be voted certain shares of the Company's capital stock, including the Option Shares (as defined in the Option Agreement), to maintain Messrs. Ginsburg and Sandler as directors of the Company, and (ii) Messrs. Ginsburg and Sandler agreed to use their best efforts to provide CFH with the right to designate four directors to the Company's board or such larger number as shall then be sufficient to provide CFH with effective control of the board. In addition, so long as not less than 1,500,000 shares of Preferred Stock are issued and outstanding, holders of the Preferred Stock have the right to elect one director of the Company. The four board members designated by CFH are Messrs. Bradley, Sloan, Hashaway and Womack. Mr. Clark was appointed by First CF Corp., an indirect wholly-owned subsidiary of Pacific USA and the record owner of all of the Preferred Stock.

     Morris Ginsburg - Mr. Ginsburg, a co-founder of the Company, has been Chairman of the Board, President and Chief Executive Officer of the Company since June 1, 1988. From 1955 to 1979, Mr. Ginsburg was chairman of the board, president, chief executive officer and owner of Bluhill American, a producer of condiments for the food service industry. Mr. Ginsburg sold Bluhill to the Kellogg Company in 1979 and served as a director of Fearn International, a division of Kellogg, from 1979 through 1983. In 1983, Mr. Ginsburg repurchased Bluhill from Kellogg and shortly thereafter resold it to Dean Foods. In 1981, Mr. Ginsburg formed Container Industries, Inc., a food container company in Denver, Colorado for which he serves as chairman of the board. Since 1984, Mr. Ginsburg has been president, chief executive officer and owner of Ginsburg Investments, an asset lending company.

     Irwin L. Sandler - Mr. Sandler, a co-founder of the Company, has been Executive Vice President of the Company since April 1, 1993, and Senior Vice President, Secretary, Treasurer and a Director of the Company since June 1, 1988. Since 1972, Mr. Sandler has been in the private practice of law in Denver, Colorado emphasizing securities, corporate, contract and general business law. From 1982 through 1985, Mr. Sandler served as president and a director of a publicly held company engaged in both oil and gas exploration and the investment banking business.

     Bill C. Bradley - Mr. Bradley has been a Director of the Company since April 1998. He has been the chief executive officer and a director of Pacific USA Holdings Corp. since 1991 and is responsible for developing its investment and operating strategies and plans. From 1968 to 1991 he was a partner of KPMG Peat Marwick where he served on its board of directors. From 1980 to 1991 he was responsible for its management consulting practice in the southwest region of the United States.

     John R. Sloan - Mr. Sloan has been a Director of the Company since April 1998. He joined Pacific USA Holdings Corp. in October 1997 as its chief operating officer. From 1993 to 1997, Mr. Sloan served as president and chief executive officer of J. Sloan & Co., a venture capital firm he founded to invest in developmental stage companies. From 1989 to January 1995, Mr. Sloan was a director of Lamonts Apparel, Inc., a public company engaged in the retail clothing business. In January 1995, Lamonts filed a voluntary petition under Chapter 11 of the Bankruptcy Code and its plan of reorganization became effective in January 1998. He served as president and chief executive officer of The Thompson Company from 1978 to 1992. The Thompson Company is a private investment company engaged in leveraged buyouts, real estate and venture capital investments. Mr. Sloan is a certified public accountant.

     Bobby L. Hashaway - Mr. Hashaway has been a Director of the Company since April 1998. Since 1992, he has been the executive vice president and chief financial officer of Pacific Southwest Bank. From 1975 to 1992, he was associated with Bank One, Texas, N.A., Dallas, Texas, with the final position held being that of senior vice president - corporate planning. Mr. Hashaway is a certified public accountant.

     Robert D. Womack - Mr. Womack has been a Director of the Company since April 1998. Since 1996, he has been the executive vice president and chief financial officer of Pacific Consumer Funding, LLC ("PCF"), a company owned by Pacific Southwest Bank and Stone Pine Pacific, LLC, and engaged in the business of acquisitions, strategic investments and financing for companies providing credit in the sub-prime finance markets. >From 1990 to 1995, Mr. Womack held several executive positions with American General Corporation, Houston, Texas, a diversified financial services company. From 1971 to 1978 and again from 1987 to 1990, he was associated with KPMG Peat Marwick LLP, in areas including tax consulting for mergers, acquisitions and cross-border transactions. Mr. Womack is a certified public accountant.

     William P. Clark, Jr. - Mr. Clark has been a Director of the Company since April 1998 and has been a director of Pacific Southwest Bank since 1993. Since 1974, he has been the president, chief executive officer, a director and a majority shareholder of Lockhart Motor Company, which owns and operates a Ford-Lincoln-Mercury dealership in Lockhart, Texas. In 1992 and 1993 he served on the board of directors of the Texas Automobile Dealers Association. From 1969 to 1989 he served on the board of directors of Lockhart State Bank. Mr. Clark is active in numerous civic and community service associations.

     Leonard M. Snyder - Mr. Snyder has been a Director of the Company since April 1998. Since 1995, Mr. Snyder has engaged in marketing, management and financial consulting. From 1987 to October 1994, he was chairman of the board and chief executive officer of Lamonts Apparel, Inc, a public company engaged in the chain store apparel business. In January 1995, Lamonts filed a voluntary petition under Chapter 11 of the Bankruptcy Code and its plan of reorganization became effective in January 1998. Since April 1998, Mr. Snyder has been a director of One Price Clothing Stores, Inc., a public company engaged in the women's retail clothing business. From 1979 to 1987 he was employed by Allied Stores Corporation, a department store chain. The final position he held with Allied was that of corporate vice president and executive group manager for all Midwestern United States stores.

     Vann R. Martin - Mr. Martin has been Senior Vice President of the Company since February 1998. From August 1997 to February 1998, he served as Executive Vice President of Marketing and Operations for Search Financial Services, Inc. From 1984 to February 1998, he was involved with a program which provided automobile financing for marginal risk customers. From 1984 through 1993, the program was owned and operated by First Jackson Savings Bank of Jackson, Mississippi, where the last position held by Mr. Martin was Senior Vice President. In 1993, the program was purchased by MS Financial, of which Mr. Martin became President and Chief Operating Officer. In July 1997, that company was acquired by Search Financial Services, Inc. From 1978 through 1984, Mr. Martin served in various financial and credit management positions with Capital Bank of Louisiana and Ford Motor Credit Company.

     Mark Gengozian - Mr. Gengozian has been Vice President, Information Systems Director of the Company since August 1995. His previous work experience as vice president, MIS Director and consultant include directing major systems conversions with Capital Associates International, Inc. (April 1990 to August 1995), US WEST Financial Services (January 1989 to April 1990), Citicorp, N.A. (July 1987 to January 1989), Security Pacific Leasing (July 1987 to January 1989) and Great Western Financial (July 1987 to January 1989). Mr. Gengozian's twenty-two years of experience encompass software, hardware, communications and network expertise on most computer systems.

COMPLIANCE  WITH  SECTION  16(a)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Act") and the rules thereunder require the Company's executive officers and directors, and any persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of Forms 3, Forms 4 and Forms 5 received by it, or written representations from a reporting person that no Form 5 is required for that person, the Company believes that, during the last fiscal year, all Section 16(a) filing requirements applicable to its executive officers, directors and ten-percent or more beneficial owners, were complied with.

BOARD  MEETINGS  AND  COMMITTEES

     During the fiscal year ended December 31, 1997, the Board of Directors held two meetings and took action by unanimous written consent on eight occasions. Significant matters were informally discussed among the directors before the consents were signed. During 1997, no incumbent director attended fewer than 75% of the aggregate of the total number of board meetings held while he was a director and the total number of committee meetings of which he was a member.

     The Board of Directors has appointed a Stock Option Committee and an Audit Committee but does not currently have standing nominating or compensation committees. The Company's executive committee, which has broad powers to act on behalf of the Company, consists of Messrs. Ginsburg and Sandler. The executive committee meets informally on a regular basis.

     The current members of the Stock Option Committee and the Audit Committee are Leonard M. Snyder and William P. Clark, Jr. The Stock Option Committee was established on June 30, 1992, and held no meetings in 1997. However, it took action by unanimous written consent on two occasions in 1997. The Stock Option Committee administers and interprets the Company's 1992 Stock Option Plan and has authority to determine which persons shall be granted options under the Company's 1992 Stock Option Plan and the terms and conditions of the stock options granted. The Audit Committee was recently established and has held no meetings. Previously, the full Board of Directors performed the functions of an audit committee.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO GRANT AUTHORITY "FOR" THE PROPOSAL TO ELECT MESSRS. GINSBURG, SANDLER, BRADLEY, SLOAN, HASHAWAY, WOMACK, CLARK AND SNYDER AS DIRECTORS OF THE COMPANY.

EXECUTIVE  COMPENSATION

     The following table sets forth certain information concerning cash compensation paid to the Company's Chief Executive Officer and any other executive officer whose total annual compensation exceeded $100,000 for the fiscal year ended December 31, 1997.



                                 SUMMARY COMPENSATION TABLE

                                             Long-Term
                                            Compensation
                                 Annual
                              Compensation    Awards
                              ------------  -----------
                                                                                 Securities
                                                                   Other Annual  Underlying
Name and Principal Position.  Year          Salary       Bonus    Compensation   Options (#)
----------------------------  ------------  -----------  -------  -------------  -----------
Morris Ginsburg. . . . . . .          1997  $   208,086  $ 6,317  $       8,104   112,500(1)
President and. . . . . . . .          1996  $   200,000  $37,891  $       8,750    50,000(1)
Chief Executive Officer. . .          1995  $   200,000  $37,891  $       6,790         0

Irwin L. Sandler . . . . . .          1997  $   160,330  $ 4,737  $      10,134   112,500(1)
Executive Vice President,. .          1996  $   150,000  $27,410  $      10,632    50,000(1)
Secretary and Treasurer. . .          1995  $   150,000  $28,418  $       9,373         0

Michael Feinstein(2) . . . .          1997  $   100,000  $ 2,499  $       5,711    50,000(1)
Senior Vice President. . . .          1996  $   100,000  $14,993  $       7,579    10,000(1)
Chief Financial Officer. . .          1995  $    48,333  $     0  $           0         0

Mark Gengozian . . . . . . .          1997  $   105,500  $ 1,222  $       2,000    80,000(1)
Vice President . . . . . . .          1996  $    96,875  $ 9,045  $           0    15,000(1)
                                      1995  $    36,939  $     0  $           0         0

______________________

     (1)          Options  to  purchase  Class  A  Common  Stock  of  the  Company.
     (2)          Mr.  Feinstein  is no longer employed by the Company effective April 1998.



     The Company granted the following stock options to its named executive officers during the fiscal year ended December 31, 1997:


                                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                              (INDIVIDUAL GRANTS)

                                                                     Percent of
                                                      Number of      Total
                                                      Securities     Options/SARs
                                                      Underlying     Granted to
                                                      Options/SARs   Employees in   Exercise   Expiration
Name . . . . . . . . . . . . . . . . . . . . . . . .  Granted (#)    Fiscal Year    Price      Date
----------------------------------------------------  -------------  -------------  ---------  ---------------
Morris Ginsburg, . . . . . . . . . . . . . . . . . .        112,500            16%  $   0.531  August 25, 2007
President and Chief Executive Officer
Irwin L. Sandler,. . . . . . . . . . . . . . . . . .        112,500            16%  $   0.531  August 25, 2007
Executive Vice President, Secretary and Treasurer
Michael Feinstein, . . . . . . . . . . . . . . . . .         50,000             7%  $   0.531  August 25, 2007
Senior Vice President and Chief Financial Officer(1)
Mark Gengozian,. . . . . . . . . . . . . . . . . . .         80,000            12%  $   0.531  August 25, 2007
Vice President
______________________

     (1)          Mr.  Feinstein  is  no  longer  employed  by  the  Company  effective  April  1998.


     The following table sets forth the individual stock option exercises by the named executive officers in and during the fiscal year ended December 31, 1997, and the stock option values at the end of such fiscal year.



                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                     AND FISCAL YEAR END OPTION VALUES

                                                            Number of              Value of Unexercised
                                                       Unexercised Options         In-The-Money Options
                                                           at FY-End (#)               at FY-End ($)
                                                   --------------------------  ----------------------------
                      Shares
                      Acquired on   Value
Name . . . . . . . .  Exercise (#)  Realized ($)   Exercisable  Unexercisable  Exercisable   Unexercisable
--------------------  ------------  -------------  -----------  -------------  ------------  --------------
Morris Ginsburg. . .             0  $           0      281,250         56,250  $     12,319  $       12,319
Irwin L. Sandler . .             0  $           0      281,250         56,250  $     12,319  $       12,319
Mark Gengozian . . .           100  $         113       54,900         40,000  $      8,738  $        8,760
Michael Feinstein(1)             0  $           0       26,667         33,333  $      3,650  $        7,300

______________________

     (1)          Mr.  Feinstein  is  no  longer  employed  by  the  Company  effective  April  1998.



     The Company's executive compensation is currently not affected by the limitations on the deductibility of executive compensation amounts in excess of $1,000,000 imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). However, in the future the Company intends to take any actions it deems necessary with respect to executive compensation in consideration of Section 162(m) of the Code.

EMPLOYMENT  AGREEMENTS

     On December 4, 1997, the Company entered into Executive Employment Agreements with Messrs. Ginsburg and Sandler (the "Executives") whereby Mr. Ginsburg is employed as president and chairman of the board and Mr. Sandler is employed as executive vice president. He also presently serves as corporate secretary and treasurer. The employment agreements each have a term of three years, beginning December 4, 1997. The employment agreements provide for annual base salaries for Messrs. Ginsburg and Sandler of $310,000 and $290,000, respectively, and the same fringe benefits as are provided to other executive level employees from time to time. Benefits include, without limitation, the right to participate in stock option grants.

     The employment agreements contain confidentiality, non-competition and non-solicitation covenants by the Executives which apply for a period of two years following expiration of the Executive's employment for any reason other than death. As consideration for these covenants, the Company agreed to pay each Executive the sum of $300,000 in two equal installments without interest, with the first installment due on the first anniversary date of the commencement of the two-year period and the second installment due on the second anniversary date thereof.

DIRECTOR  COMPENSATION

     Directors are currently not paid fees for attending meetings of the Board of Directors or committees thereof. However, they are reimbursed for actual travel and other expenses incurred in attending such meetings. The Company intends to compensate outside directors for attendance at board and committee meetings in the form of cash and/or stock options, awards, appreciation rights or other equity incentives or compensation. As of the date hereof, the amount or method of determining any such compensation has not been established.

     As members of the Stock Option Committee, Messrs. Snyder and Clark will be eligible to participate in the Company's 1992 Stock Option Plan. The Company's 1992 Stock Option Plan provides that options for the purchase of 5,000 shares of Class A Common Stock shall be granted automatically each year immediately following the annual meeting of the Company's shareholders to each director who is a member of the Stock Option Committee on such date. The options shall be fully exercisable six months following the date of grant and shall be exercisable for ten years after the date of grant. The exercise price of such options shall equal the closing bid price of the stock as quoted on the Nasdaq Stock Market on the date of grant.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth information as of April 16, 1998, with respect to the beneficial ownership of shares of Class A Common Stock and Class B Common Stock of the Company by (a) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Class A and Class B Common Stock; (b) each executive officer and director; and
(c) all executive officers and directors as a group. Except as noted below, each person has sole voting and investment power over the shares indicated:


NAME AND ADDRESS                               AMOUNT AND NATURE OF       % OF COMMON STOCK    % OF VOTING
OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)          OWNERSHIP           POWER
---------------------------------------- ---------------------------- ---------------------   -----------
                                          CLASS A        CLASS B        COMBINED(2)  CLASS B   COMBINED(3)
                                          -------------  -------------  -----------  --------  -----------
Morris Ginsburg. . . . . . . . . . . . .     283,950(4)     580,000(5)         9.0%     45.5%         *(6)
  370 17th Street
  Denver, CO  80202
Irwin L. Sandler . . . . . . . . . . . .     283,320(7)     250,000(5)         5.6%     19.6%         *(6)
  370 17th Street
  Denver, CO  80202
Bill C. Bradley. . . . . . . . . . . . .   3,527,881(8)   1,273,715(8)        45.7%    100.0%        51.8%
  5999 Summerside Dr., Suite 112
  Dallas, TX 75252
John R. Sloan. . . . . . . . . . . . . .            --             --           --        --           --
  5999 Summerside Dr., Suite 112
  Dallas, TX 75252
Bobby L. Hashaway. . . . . . . . . . . .   2,027,881(9)            --         19.3%        -          6.9%
  18524 Bay Pines Lane
  Dallas, TX 75287
Robert D. Womack . . . . . . . . . . . .            --             --           --        --           --
  17103 Preston Road, Suite 100
  Dallas, TX 75248
William P. Clark, Jr.. . . . . . . . . .  2,027,881(10)            --         19.3%        -          6.9%
  P.O. Box 208
  Lockhart, TX 78644
Leonard M. Snyder. . . . . . . . . . . .            --             --           --        --           --
  6260 N. Desert Moon Loop
  Tucson, AZ  85750
Vann R. Martin . . . . . . . . . . . . .        10,000             --            *        --            *
  370 17th Street
  Denver, CO 80202
Mark Gengozian . . . . . . . . . . . . .     55,000(11)            --            *        --            *
  370 17th Street
  Denver, CO  80202
Michael Feinstein. . . . . . . . . . . .     26,667(12)            --            *        --            *
  370 17th Street
  Denver, CO  80202
Pacific USA Holdings Corp. . . . . . . .  3,527,881(13)  1,273,715(13)        45.7%    100.0%        51.8%
Pacific Electric Wire & Cable Co., Ltd.
Consumer Finance Holdings, Inc.
  5999 Summerside Drive, #106
  Dallas, TX  75252
Black Diamond Advisors, Inc. . . . . . .  1,716,667(14)            --         15.6%       --           --
  230 Park Avenue
  New York, NY 10169
Heller Financial, Inc. . . . . . . . . .    392,717(15)            --          4.1%       --           --
  500 West Monroe Street
  Chicago, IL 60661
Bud Karsh. . . . . . . . . . . . . . . .            --      443,715(5)        --(5)   4.8%(6)        --(5)
  10000 E. Yale #60
  Denver, CO 80231
All executive officers and . . . . . . .     4,186,818      1,273,715         49.0%    100.0%        51.8%
 directors as a group (11 persons)


*  Represents  less  than  one  percent.

(1)       Shares are considered beneficially owned, for purposes of this table, only if held by the person indicated,  or  if  such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to  direct  the  disposition  of,  such  security,  or  if  the person has the right to acquire beneficial ownership  within  60  days,  unless  otherwise indicated. All shares are owned of record unless otherwise indicated.

(2)          Includes  all shares of Class A Common Stock and Class B Common Stock outstanding and assumes exercise of all outstanding options and warrants and conversion of all outstanding debentures beneficially owned  by  the  indicated  person.

(3)        Includes all shares of Class A Common Stock and Class B Common Stock outstanding. Each share of
Class  A  Common Stock has one vote per share while each share of Class B Common Stock has three votes per share.  The  Class B Common Stock may be converted into Class A Common Stock on a share for share basis at the  option  of  the  holder  thereof,  and  shall  automatically be converted in the event of its sale or transfer  (whether  by  sale,  assignment,  gift,  bequest, appointment or otherwise) or upon death of the holder.  Excluded,  however,  from  the automatic conversion are transfers of the Class B Common Stock for estate  planning purposes to or for the benefit of the original holder or members of his immediate family, provided  that the original holder retains both voting and investment power over the stock so transferred.

(4)          Includes  options  to  purchase  50,000  shares  of Class A Common Stock at $2.125 per share, exercisable  at any time until January 3, 2002; options to purchase 125,000 shares of Class A Common Stock at  $3.00  per share, exercisable at any time prior to June 30, 2002; options to purchase 50,000 shares of
Class  A  Common  Stock at $1.875 per share exercisable at any time prior to July 29, 2006; and options to purchase 56,250 shares of Class A Common Stock at $0.531 per share exercisable at any time prior to August
25, 2007. Excludes 7,500 shares of Class A Common Stock owned by the spouse of Mr. Ginsburg as to which he disclaims  beneficial  ownership.

(5)       Messrs. Ginsburg, Sandler (through a family partnership of which he is sole general partner) and
Karsh own 580,000, 250,000 and 443,715 shares, respectively, of Class B Common Stock. Messrs. Ginsburg and
Sandler  have granted an option to CFH to purchase all of their shares of Class B Common Stock exercisable until  December  4,  2000.

(6)     Messrs. Ginsburg, Sandler and Karsh entered into an Agreement Among Certain Shareholders of Monaco
Finance, Inc., dated April 9, 1992, in which Mr. Karsh appointed Messrs. Ginsburg and Sandler as his proxy and  attorney-in-fact  to each vote 50% of his Class B Common Stock. On December 4, 1997, Messrs. Ginsburg
and  Sandler  transferred their voting rights with respect to these shares to Pacific USA, which, since it has  sole  voting power over those shares, may be deemed to be the beneficial owner thereof Mr. Karsh also may  be  deemed  to  be  the beneficial owner of these shares since he retains sole dispositive power with respect  thereto.

(7)          Includes  options  to  purchase  50,000  shares  of Class A Common Stock at $2.125 per share, exercisable  at any time until January 3, 2002; options to purchase 125,000 shares of Class A Common Stock at  $3.00  per share, exercisable at any time prior to June 30, 2002; options to purchase 50,000 shares of
Class  A  Common Stock at $1.875 per share, exercisable at any time prior to July 29, 2006; and options to purchase 56,250 shares of Class A Common Stock at $0.531 per share exercisable at any time prior to August
25,  2007. Of the remaining shares listed for Irwin L. Sandler, 2,070 shares were purchased by Mr. Sandler through  the  custodial account of his Keogh Plan. Mr. Sandler may be deemed the beneficial owner of these shares.

(8)        As a director of Pacific USA, Mr. Bradley may be deemed to share voting and/or investment power with  respect  to  the  following shares: 1,500,000 shares of Class A Common Stock owned of record by CFH;
811,152  shares of Class A Common Stock owned of record by First CF Corp.; and 1,216,729 shares of Class A
Common Stock issuable upon full conversion of the Preferred Stock owned by First CF Corp. In addition, Mr.
Bradley  may  be deemed to be the beneficial owner of 1,273,715 shares of Class B Common Stock as to which
CFH  has sole voting power. CFH also owns an option to purchase the 830,000 shares of Class B Common Stock owned  by  Messrs.  Ginsburg  and  Sandler  exercisable  until  December  4,  2000.

(9)          As a director of First CF Corp., Mr. Hashaway may be deemed to share voting and/or investment power  over  811,152  shares of Class A Common Stock and 1,216,729 shares of Class A Common Stock issuable upon  full  conversion  of  the  Preferred  Stock  owned  by  that  company.

(10)          As  a  director  of  Pacific  Southwest Bank, Mr. Clark may be deemed to share voting and/or investment  power over 811,152 shares of Class A Common Stock and 1,216,729 shares of Class A Common Stock issuable upon full conversion of the Preferred Stock owned by First CF Corp., a wholly-owned subsidiary of that  bank.

(11)       Includes options to purchase 15,000 shares of Class A Common Stock at $1.875 per share any time prior  to July 29, 2006; and options to purchase 39,900 shares of Class A Common Stock at $0.531 per share exercisable  at  any  time  prior  to  August  25,  2007.
(12)          Includes  options  to  purchase  10,000  shares  of Class A Common Stock at $1.875 per share exercisable  for  three  months  following  his termination date; and options to purchase 16,667 shares of
Class  A Common Stock at $0.531 per share exercisable for three months following his termination date. Mr.
Feinstein  is  no  longer  employed  by  the  Company  effective  April  1998.

(13)       The information contained in the table, in this footnote and elsewhere herein is derived from a
Schedule 13D dated March 16, 1998, filed by Pacific USA, Pacific Electric Wire & Cable Co., Ltd. ("Pacific
Electric")  and  CFH with the Securities and Exchange Commission with respect to the Option Agreement. See
"Introduction  -  Change in Voting Control." Pacific USA is a wholly-owned subsidiary of Pacific Electric.
CFH  and  First  CF  Corp.  are direct and indirect wholly-owned subsidiaries of Pacific USA. Accordingly,
Pacific  Electric  and Pacific USA may be deemed to be the beneficial owners of all of the shares referred to  in  Note  (8)  above.

(14)      The information contained in the table and in this footnote is derived from a Schedule 13D dated
June  28,  1996, filed by Black Diamond Advisors, Inc. ("BDA") and others with the Securities and Exchange
Commission  with  respect  to  the  issuance by the Company on January 9, 1996, of $5 million in principal amount  of  12%  Convertible  Subordinated Senior Notes due 2001 ("Convertible Notes"), convertible at any time  into  approximately  1,250,000 shares of the Company's Class A Common Stock at a conversion price of
$4.00  per  share.  Concurrently,  the Company agreed to issue up to an additional $5 million in principal amount  of  Convertible  Notes  (the  "Additional Notes") at a conversion price of $3.00 per share. If the
Additional  Notes  had  been issued on December 31, 1996, the Additional Notes would have been convertible into  1,666,667  shares of Class A Common Stock (the "Additional Shares"). In the Schedule 13D, BDA claims that it is the beneficial owner of the Additional Shares. The Company expresses no opinion with respect to this  position.  In  addition,  certain  of the purchasers of the Notes have entered into a profit-sharing agreement  with  BDA. Also, BDA has the right to purchase the Notes (and in one case the shares of Class A
Common  Stock issuable upon conversion of the Notes) under certain circumstances not presently applicable.

     Includes 50,000 shares of Class A Common Stock issuable upon conversion of Convertible Notes owned of record  by  BDA  and  1,666,667  Additional Shares assuming all of the Additional Notes are issued and the conversion  price  of  the Additional Notes is $3.00 per share. Stephen H. Deckoff and James E. Walker III each  is  an  officer,  director  and 50% shareholder of BDA. Each of Messrs. Deckoff and Walker disclaims beneficial  ownership  of  the  shares  of  Class  A  Common  Stock  beneficially  owned  by  BDA

     212,500  shares  of  Class  A Common Stock are issuable upon conversion of Convertible Notes owned of record  by  BDC Partners I, L.P. ("BDC Partners I"). Messrs. Deckoff and Walker and James J. Zenni are the
only members of Black Diamond Capital Management L.L.C. ("BDCM"), the sole general partner of BDC Partners
I.  Accordingly,  BDCM  and  each  of Messrs. Deckoff, Walker and Zenni may be deemed to be the beneficial owner  of  all shares of Class A Common Stock beneficially owned by BDC Partners I. Also, Messrs. Deckoff,
Walker and Zenni beneficially own an additional 62,500, 62,500 and 50,000 shares, respectively, of Class A
Common  Stock.

(15)     Heller Financial, Inc. is the owner of Convertible Notes convertible into 750,000 shares of Class
A  Common  Stock, or approximately 8.1% of the Company's outstanding common stock However, pursuant to the terms of the Indenture, if a holder of Notes is subject to federal banking regulations with respect to the ownership of common stock, then the Notes held by such holder are only convertible to such extent as would permit  such  holder to own at any one time no more common stock of the Company than would constitute 4.9%
of  the  outstanding capital stock of the Company. Such restrictions do not apply to any transferee of the holder  if  such transferee is not subject to such federal banking regulations and such transfer would not otherwise cause such holder to be otherwise in violation of federal banking regulations. Heller Financial,
Inc.  has advised the Company that it is subject to such federal banking regulations and, accordingly, may be  deemed  to  beneficially  own  only  up  to  4.9%  of  the  Company's  Class  A  Common  Stock.



                           CERTAIN RELATIONSHIPS AND
                          RELATED PARTY TRANSACTIONS

PACIFIC  USA  TRANSACTIONS

     CONVERSION OF LOAN. On November 1, 1996, Pacific USA made a secured loan of $3,000,000 to the Company which was scheduled to mature on November 16, 1998. On April 25, 1997, CFH and the holder of the note evidencing the $3,000,000 loan converted the principal balance of the loan into 1,500,000 shares of Class A Common Stock valued at $2.00 per share. The closing bid price of the Class A Common Stock on the Nasdaq Stock Market on that date was $2.00 per share. CFH is a holding company engaged in consumer finance. As a result of the conversion, Pacific USA, Pacific Electric Wire & Cable Co., Ltd. ("Pacific Electric"), and CFH acquired beneficial ownership of 1,500,000 shares of Class A Common Stock Pacific USA is a 100% owned subsidiary of Pacific Electric. Concurrently, Pacific USA granted a proxy to vote 750,000 shares of Class A Common Stock to Morris Ginsburg, and a proxy to vote 750,000 shares of Class A Common Stock to Irwin Sandler.

     CHANGE IN VOTING CONTROL. On or about December 4, 1997, Messrs. Ginsburg and Sandler entered into a transaction which resulted in Pacific USA and certain of its affiliates acquiring effective voting control of the Company. See "Introduction - Change in Voting Control."

     ASSET PURCHASE AGREEMENT. The Company entered into an Amended and Restated Asset Purchase Agreement dated as of January 8, 1998 (the "Asset Purchase Agreement"), with Pacific USA and certain of its wholly-owned or partially-owned subsidiaries - Pacific Southwest Bank ("PSB"), NAFCO Holding Company, L.L.C. ("NAFCO"), Advantage Funding Group, Inc. ("Advantage"), and PCF Service, LLC - providing for, among other things, the purchase by the Company of sub-prime automobile loans from NAFCO and Advantage having an unpaid principal balance of approximately $81,115,233 for a purchase price of $77,870,623 of which $73,003,709 was paid in cash. Financing was provided by Daiwa Finance Corporation which also is entitled to receive warrants for the purchase of 250,000 shares of Class A Common Stock. The Asset Purchase Agreement amended and restated a similar agreement dated on or about September 30, 1997.

     The Company's credit and risk departments screened the loans acquired from NAFCO and Advantage. The credit department reviewed certain of the loan files and verified, on a selected basis, information concerning the borrower, the vehicle, as well as the contract terms. The credit department also matched information contained in actual files with data transmitted to the Company electronically. The function of the risk department is to use the Company's proprietary risk analysis system to project cash flows from pools of loans to determine estimated yield considering the purchase price, net of any discount; coupon interest rate; estimated frequency and severity of defaults; and estimated pre-payments. These investigations enabled the Company to establish the terms for purchase of the contracts which management believes will satisfy the Company's yield parameters and assisted in obtaining the financing provided by Daiwa Finance Corporation. In addition, Daiwa performed an independent review of the loan portfolio.

     The balance of the purchase price, $4,866,914, was paid by the issuance on or about March 9, 1998, of 2,433,457 shares of the Company's 8% Cumulative Convertible Preferred Stock, Series 1998-1 (the "Preferred Stock") valued at $2.00 per share. So long as not less than 1,500,000 shares of Preferred Stock are issued and outstanding, the holders of the Preferred Stock, voting separately as a class, are entitled to elect one member of the Company's Board of Directors. Holders of the Preferred Stock otherwise have no voting rights except as may be required by the laws of the State of Colorado and except with respect to any amendment to the Company's Articles of Incorporation which would change any of the rights or preferences enjoyed by such stock.

     The holders of the Preferred Stock are entitled to receive when, as and if declared by the Board of Directors, out of any funds of the Company legally available for that purpose, cumulative dividends from the date of issuance at the rate of 8% ($.16) per share of Preferred Stock per year, payable quarterly in shares of the Company's Preferred Stock valued at $2.00 per share (or in cash if no preferred shares are available for that purpose). Dividends on the Preferred Stock are cumulative whether or not the Company is legally able to pay such dividends in whole or in part. No dividends (other than those payable solely in Common Stock) may be paid with respect to the Common Stock of the Company unless all accumulated and unpaid dividends on the Preferred Stock shall have been declared and paid.

     The Preferred Stock may be converted in whole or in part at any time and from time to time into shares of Class A Common Stock at the rate of one share of Class A Common Stock for each two shares of Preferred Stock so converted (the "Conversion Ratio"). In the event the closing price of the Class A Common Stock on the Nasdaq Stock Market shall equal or exceed $6.00 per share on each trading day during any period of 60 consecutive calendar days, all of the Preferred Stock shall be automatically converted into shares of Class A Common Stock at the Conversion Ratio. The Conversion Ratio shall be proportionately adjusted as appropriate to reflect the effect of stock splits or combinations.

     Upon liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock then issued and outstanding shall be entitled to receive an amount equal to $2.00 per share of Preferred Stock plus any accumulated but unpaid dividends before any payment or distribution of the assets of the Company is made to or set apart for the holders of Common Stock.

     The Company entered into a Registration Rights Agreement with each of NAFCO, Advantage and PSB (the "RRA Holders") whereby each has the right under certain circumstances to require that the Company register the shares of Class A Common Stock ("Registrable Securities") owned by it for public resale (a "demand" registration). In addition, if the Company determines to proceed with the preparation and filing of a registration statement that would permit the inclusion of the Registrable Securities, it is obligated to give written notice thereof to each RRA Holder which has 30 days thereafter in which to determine whether it wants all or any portion of its Registrable Securities to be included in that registration statement (a "piggyback" registration). Also, the Company has agreed to file a short form registration statement on Form S-3 upon demand by an RRA Holder so long as the reasonably anticipated aggregate price to the public would exceed $1,000,000 and the Company is entitled to use that short form registration. The RRA Holders are entitled to an unlimited number of such registrations. The Company is obligated to pay all expenses incurred in connection with the first demand registration and each piggyback and Form S-3 registration excluding underwriters' discounts and commissions. Each RRA Holder is obligated to pay all expenses incurred in connection with its second demand registration.

     The Company also agreed to make and keep public information available within the meaning of Rule 144 under the Securities Act of 1933 and to use its best efforts to timely file all reports required to be filed by it with the Securities and Exchange Commission. The purpose of these covenants is to enable the RRA Holders to sell shares of Class A Common Stock under Rule 144. After a one-year holding period has been satisfied, that rule allows sales by any single holder of the Company's common stock of up to 1% of the Company's issued and outstanding Class A Common Stock during any 90-day period.

     In connection with any registration of the Registrable Securities, the Company and the selling RRA Holder have agreed to indemnify the other and the other's affiliates for certain claims, costs and expenses with respect to such registration. The registration rights may be transferred by each RRA Holder to any person who acquires all its Registrable Securities or to any affiliate of an RRA Holder.

     As required by the Asset Purchase Agreement, PSB entered into a Loan Loss Reimbursement Agreement whereby it agreed to reimburse the Company for up to 15% of any losses incurred by the Company in connection with the loans acquired from NAFCO and Advantage. In consideration therefor, the Company paid PSB an amount equal to 2% of the principal amount of the acquired loans in the form of 811,152 shares of the Company's Class A Common Stock valued at $2.00 per share.

     Also, the Company may be obligated to make additional payments to NAFCO based on the performance of certain other assets acquired from NAFCO and the results of operations, if any, with loan originators previously associated with NAFCO. If there are any pre-tax earnings associated with these assets and/or operations for calendar years 1998 and 1999, the Company is obligated to pay NAFCO amounts equal to two times such pre-tax earnings in the form of shares of the Company's Class A Common Stock valued at the average daily closing price of such stock on the Nasdaq Stock Market for the last ten days of such calendar year. The number of shares of Class A Common Stock which the Company may be required to issue to NAFCO pursuant to these agreements cannot be determined at present.

AUTO  DEALERSHIP  LEASE

     Effective March 24, 1994, the Company entered into a triple net lease (the "Lease") with GSC Ltd. Liability Company, a Colorado limited liability company ("GSC"), pursuant to which the Company agreed to lease from GSC real property at 890-894 S. Havana, Aurora, Colorado, including two buildings located thereon with total square footage of approximately 13,375 square feet, to be used by the Company as an automobile dealership lot. The Lease will expire on March 23, 2001, unless sooner terminated or extended pursuant to the terms of the Lease. In September 1995, the Company amended the lease to include additional property (vacant land) resulting in an increase in the base rent payable under the Lease from $12,750 per month to $13,738 per month. The monthly rent increases to $14,238 for year three; $15,238 for year four; $16,238 for year five; and $16,738 for years six and seven. Messrs. Sandler, Caukin and Ginsburg, each a present or former director or executive officer of the Company, are members of GSC. The Lease was approved by the disinterested members of the Board of Directors. In the opinion of management, the terms of the Lease are no less favorable to the Company than the terms which the Company could have received from nonaffiliated third parties. Effective June 1, 1996, the Company entered into a sublease agreement on the property at 890
S. Havana, Aurora, Colorado, for the entire lease term at an amount approximately equal to the Company's obligation.

SHAREHOLDER  AGREEMENTS

     A Buy-Sell Agreement dated May 14, 1993, by and among the Company, Morris Ginsburg and Sandler Family Partners, Ltd. (the "Partnership"), provides that
(i) the Company has the obligation to purchase the shares of the Company's common stock owned by Mr. Ginsburg or the Partnership upon the death of Mr. Ginsburg or Irwin L. Sandler, General Partner of the Partnership, respectively, to the extent of proceeds from insurance policies acquired by the Company on their lives; (ii) the Company shall maintain insurance policies in the amount of $2,000,000 each on the lives of Messrs. Ginsburg and Sandler for the purpose of acquiring shares pursuant to the Buy-Sell Agreement; (iii) the purchase price for any shares purchased shall be the greater of book value or 80% of the average of the daily closing prices of the stock for the 30 consecutive trading days commencing 45 trading days prior to the date of death of the insured; (iv) each of Mr. Ginsburg and the Partnership grant a first right to the Company to acquire any shares which he or it may desire to sell other than through Rule 144 under the Securities Act of 1933. In the event the Company does not purchase any or all of the shares pursuant to such right, the other shareholder has the option to acquire such shares; and (v) Messrs. Ginsburg and Sandler appoint each other, upon the incapacity of either of them, as his true and lawful attorney-in-fact and agent to vote the shares of common stock of the Company beneficially owned by him and to exercise all rights with respect thereto. The parties to the Buy-Sell Agreement have agreed that the purchase rights and obligations under the Option Agreement shall supersede the purchase and right of first refusal provisions contained in the Buy-Sell Agreement during the term of the Option Agreement described herein under "Introduction - Change in Voting Control."

     In an Agreement Among Certain Shareholders of Monaco Finance, Inc. dated April 9, 1992, Milton Karsh appointed Morris Ginsburg and Irwin L. Sandler, both of whom are officers and directors of the Company, as his proxy and attorney-in-fact to each vote 50% of the Company's Class B Common Stock owned by him. See "Security Ownership of Certain Beneficial Owners and Management." Such rights have been transferred to Pacific USA subject to any fiduciary duties owed to third parties. See "Introduction - Change in Voting Control."

        PROPOSAL 2 - APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

     Shareholders will also be asked to ratify, confirm and approve an amendment to the Company's Articles of Incorporation to (the "Amendment"). The text of the resolution effecting the Amendment to be submitted to shareholders at the Annual Meeting is attached hereto as Annex A. The form of the Amendment is attached hereto as Annex B.

     The Company was incorporated under a Colorado law which since has been repealed. Thus, one purpose of the Amendment is to conform the Company's Articles of Incorporation to the current governing law known as the Colorado Business Corporation Act. THE FOLLOWING IS ONLY A BRIEF SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TEXT OF THE AMENDMENT ATTACHED HERETO AS ANNEX B.

- As under the existing Articles, the authorized capital stock of the Company consists of two classes, common and preferred. The Common Stock is divided into two series, Class A and Class B. 32,250,000 shares of Common
Stock are authorized, of which 30,000,000 are Class A Common Stock and 2,250,000 are Class B Common Stock. The Class A Common Stock has one vote per share, while the Class B Common Stock has three votes per share. The Class B
Common Stock is convertible into Class A Common Stock on a share-for-share basis. 10,000,000 shares of Preferred Stock are authorized. The board of directors has the power to divide the class of Preferred Stock into series and to fix and determine the relative rights and preferences of any such series.

- As under the existing Articles, shareholders do not have preemptive rights to purchase any unissued shares or securities of the Company.

- As under the existing Articles, cumulative voting is not allowed in the election of directors.

- If a quorum is present at any meeting of shareholders, Major Transactions (amendments to the articles of incorporation, a plan of merger or share exchange, the disposition of substantially all of the property of the Company, the granting of consent to the disposition of property by an entity controlled by the Company, and the dissolution of the Company) shall be approved by each voting group entitled to vote separately on the transaction or matter by a majority of all the votes entitled to be cast on the transaction or matter by that voting group. In an election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the Board of Directors. Any other matter requiring voting group approval is approved if the votes cast favoring the action exceed the votes cast opposing the action.

- As allowed by the Colorado Business Corporation Act, directors and their affiliates may contract with the Company under certain circumstances including if the material facts are disclosed or known to the disinterested directors or shareholders who approve or ratify the contract in good faith, or the transaction is fair to the Company.

- As under the existing Articles, officers, directors and other members of management of the Company are required to make available to the Company corporate opportunities within its area of interest. If the opportunity is rejected by a majority of the disinterested directors, then such persons may take advantage of the opportunity.

- As under the existing Articles, the Company is required to indemnify, to the fullest extent allowed by law, directors or officers of the Company in their capacities as such and in other capacities as requested by the Company.

     THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

     Approval of the Amendment will require the affirmative vote, in person or by proxy, of a majority of the voting power of the shares of Class A and Class B Common Stock and a majority of the outstanding shares of Preferred Stock. Unless a contrary direction is indicated, all proxies received will be voted in favor of the Amendment.

                   PROPOSAL 3 - RATIFICATION OF APPOINTMENT
                  OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected Ehrhardt Keefe Steiner & Hottman P.C. as the Company's independent public accountants for the fiscal year ending December 31, 1998. A representative of Ehrhardt Keefe Steiner & Hottman P.C. will be present at the Annual Meeting. Such representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. An affirmative vote by the holders of a majority of the votes entitled to be cast at the Annual Meeting is necessary to ratify the appointment of Ehrhardt Keefe Steiner & Hottman P.C.

     There is no legal requirement for submitting this proposal to the Shareholders. The Board of Directors, however, believes that it is of sufficient importance to seek ratification. Whether the proposal is approved or defeated, the Board of Directors may reconsider its appointment of Ehrhardt Keefe Steiner & Hottman P.C.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF RATIFYING THE APPOINTMENT OF EHRHARDT KEEFE STEINER & HOTTMAN P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                    SUBMISSION OF PROPOSALS BY SHAREHOLDERS

     In order to be eligible for inclusion in the Company's proxy statement for the 1999 annual meeting of Shareholders, any proposal of a Shareholder must be received by the Company at its principal offices in Denver, Colorado by January 15, 1999.

                              PROXY SOLICITATION
     In addition to soliciting Proxies by mail, directors, executive officers and employees of the Company, without receiving additional compensation, may solicit Proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of the Class A Common Stock and the Company will reimburse such brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials.

                                 ANNUAL REPORT

     The Company will, upon written request and without charge, provide to any person solicited hereunder a copy of the Company's Annual Report on Form 10-KSB, for the year ended December 31, 1997, as filed with the Securities and Exchange Commission on March 31, 1998, and as amended on or about April 29, 1998. The Company will provide copies of exhibits to the Form 10-KSB upon payment of a fee of $.03 per page, which is management's estimate of the Company's reasonable related expenses. Requests should be addressed to the Corporate Secretary, at the principal executive office of the Company, 370 17th Street, Suite 5060, Denver, Colorado 80202.

                                OTHER BUSINESS

     The Board of Directors does not know of any business to be presented for consideration at the Annual Meeting other than that stated in the notice. It is intended, however, that the persons authorized under the Board's proxies may, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect to any other proposal properly presented for action at such meeting.

                      NOTICE TO BANKS, BROKER-DEALERS AND
                      VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Company whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.

     IT  IS  IMPORTANT  THAT  PROXIES  BE  RETURNED  PROMPTLY.  THEREFORE,
SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE ANNUAL MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE A PRIOR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


/s/  Irwin  L.  Sandler
-----------------------
Irwin  L.  Sandler,  Secretary
Denver,  Colorado
May  26,  1998

                                    ANNEX A


              APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

     RESOLVED, that the Company is authorized to amend its Articles of Incorporation in the form included in the Company's Proxy Statement dated May 26, 1998; and further

     RESOLVED, that the officers of the Company are authorized and directed, on behalf of the Company, to execute and deliver Articles of Amendment to its Articles of Incorporation and to cause such Articles of Amendment to be filed with the Colorado Secretary of State; and further

     RESOLVED, that the officers of the Company are authorized and directed, on behalf of the Company, to take such other and further actions and to execute and deliver such documents as they shall deem necessary or desirable in the best interests of the Company and its stockholders in connection with the amendments to the Company's Articles of Incorporation and the transactions contemplated thereby.

                                    ANNEX B

                          MAIL TO: SECRETARY OF STATE
                             CORPORATIONS SECTION
                           1560 BROADWAY, SUITE 200
                               DENVER, CO 80202
                                (303) 894-2251
MUST  BE  TYPED          FAX    (303)  894-2242
FILING  FEE:  $25.00
MUST  SUBMIT  TWO  COPIES
              ---

                             ARTICLES OF AMENDMENT
PLEASE  INCLUDE  A  TYPED          TO  THE
SELF-ADDRESSED  ENVELOPE          ARTICLES  OF  INCORPORATION

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The  name  of  the  corporation  is  MONACO  FINANCE,  INC.
                                           ------------------------

SECOND: The following amendment to the Articles of Incorporation was adopted on JUNE 30, 1998, as prescribed by the Colorado Business Corporation Act, in
   ---------------
the  manner  marked  with  an  X  below:
      No  shares  have  been issued  or Directors Elected  - Action by Incorp-
-----
orators.

      No  shares have  been issued but Directors Elected - Action by Directors
------

      Such amendment  was  adopted by the board of directors where shares have
------
been  issued  and  shareholder  action  was  not  required.

  X   Such amendment was adopted by a vote of the shareholders. The
-----
number  of  shares  voted  for  the  amendment  was  sufficient  for approval.


            SEE EXHIBIT A ATTACHED HERETO AND INCORPORATED HEREIN.

THIRD:    If  changing  corporate  name,  the  new  name of the corporation is

------------------------------------------------------------------------------

FOURTH:    The  manner,  if  not  set  forth  in  such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: NONE.

If  these  amendments  are  to have a delayed effective date, please list that date:
       -----------------------------------------------------------------------

(Not  to  exceed  ninety  (90)  days  from  the  date  of  filing)

MONACO  FINANCE,  INC.


Signature____________________________
         Morris  Ginsburg,  President

                                   EXHIBIT A
                                   ---------

                           ARTICLES OF AMENDMENT TO
                           ARTICLES OF INCORPORATION
                                      OF
                             MONACO FINANCE, INC.

     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     Articles II through XII of the Articles of Incorporation of the Corporation are hereby deleted and the following Articles II through XI substituted therefor. This Amendment shall have no effect whatsoever on the Preferences, Limitations and Relative Rights of 8% Cumulative Convertible Preferred Stock, Series 1998-1, previously filed with the Colorado Secretary of State, which shall remain in full force and effect.

                                  ARTICLE II.
                              PERIOD OF DURATION

     This Corporation shall exist in perpetuity unless dissolved according to law.

                                 ARTICLE III.
                                   PURPOSES

     The purpose for which this Corporation is organized is to transact any lawful business for which corporations may be incorporated pursuant to the Colorado Business Corporation Act.

                                  ARTICLE IV.
                              AUTHORIZED CAPITAL

     1.         Common Shares The aggregate number of Common Shares which this
                -------------
Corporation shall have authority to issue is thirty-two million two hundred fifty thousand (32,250,000) shares, $.01 par value, of which 30,000,000 shall be a series designated "Class A Common Stock," and 2,250,000 shares shall be a series designated "Class B Common Stock." Each share of Class B Common Stock may be converted at any time at the option of the original holder thereof into one (1) share of the Corporation's Class A Common Stock. Each share of Class B Common Stock shall convert automatically into one (1) share of Class A Common Stock upon the death of the original holder thereof. Each share of Class B Common Stock shall also convert automatically into one (1) share of Class A
Common Stock upon the sale or transfer of Class B Common Stock; provided, however, that the Class B Common Stock shall not automatically convert into Class A Common Stock as provided herein upon any transfer by the original holder for estate planning purposes to or for the benefit of the original holder and/or members of the immediate family of the original holder so long as, and only so long as, all voting and investment power over the shares of Class B Common Stock so transferred remain in the original holder. The Class B Common Stock shall in all other respects be identical to the Class A Common Stock of the Corporation except that on every matter for which one (1) share of Class A Common Stock of the Corporation is entitled to one (1) vote, each share of Class B Common Stock shall be entitled to three (3) votes.

     2.       Preferred Shares. The aggregate number of Preferred Shares which
              ----------------
this Corporation shall have authority to issue is ten million (10,000,000) shares, no par value, which shares shall be designated "Preferred Stock." The Board of Directors of this Corporation shall have authority to divide the class of Preferred Shares into series and to fix and determine the relative rights and preferences of the shares of any such series established to the full extent permitted by the laws of the State of Colorado in respect of, among other things: (a) the number of Preferred Shares to constitute such series and the distinctive designations thereof; (b) the rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividends shall accrue; (c) whether Preferred Shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption; (d) the liquidation preferences payable on Preferred Shares in the event of involuntary or voluntary liquidation; (e) sinking fund or other provisions, if any, for redemption or purchase of Preferred Shares; (f) the terms and conditions by which Preferred Shares may be converted, if the Preferred Shares of any series are issued with the privilege of conversion; and (g) voting rights, if any.

     3.          Dividends.  Dividends  in  cash,  property  or  shares of the
                 ---------
Corporation may be paid, as and when declared by the Board of Directors, out of funds of the Corporation and to the extent and in the manner permitted by law.

     4.      Distribution in Liquidation. Upon any liquidation, dissolution or
             ---------------------------
winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, pro rata to the holders of the Common Stock.

     5.          Assessment. The Capital Stock of the Corporation shall not be
                 ----------
subject  to  assessment,  but shall be issued as fully paid and nonassessable.

                                  ARTICLE V.
                            VOTING BY SHAREHOLDERS

     1.        Voting Rights Each outstanding share of Class A Common Stock is
               -------------
entitled to one (1) vote and each fractional share of Class A Common Stock is entitled to a corresponding fractional vote on each matter submitted to a vote of shareholders. Each outstanding share of Class B Common Stock is entitled to three (3) votes and each fractional share of Class B Common Stock is entitled to a corresponding fractional vote on each matter submitted to a vote of shareholders.

     2.      No Preemptive Rights. No holder of any shares of the Corporation,
             --------------------
whether now or hereafter authorized, shall have any preemptive rights or preferential right to acquire any unissued shares or securities of the Corporation, including shares or securities held in the treasury of the Corporation or securities convertible into shares or carrying stock purchase warrants or privileges.

     3.     Quorum. A majority of the votes entitled to be cast on a matter by
            ------
a voting group shall constitute a quorum of that voting group for action on that matter at any meeting of shareholders.

     4.          Voting;  No  Cumulative  Voting
                 -------------------------------

          (a) Except as is otherwise provided by the Colorado Business Corporation Act with respect to action on amendment to these articles of incorporation, on a plan of merger or share exchange, on the disposition of substantially all of the property of the Corporation, on the granting of consent to the disposition of property by an entity controlled by the Corporation, and on the dissolution of the Corporation (collectively referred to as "Major Transactions"), action on a matter other than the election of directors is approved if a quorum exists and if the votes cast favoring the action exceed the votes cast opposing the action.

          (b) Major Transactions shall be approved by each voting group entitled to vote separately on the transaction or matter by a majority of all the votes entitled to be cast on the transaction or matter by that voting group.

          (c) Cumulative voting shall not be allowed in the election of Directors of the Corporation and every shareholder entitled to vote at such election shall have the right to vote all of the shareholder's votes for as many persons as there are directors to be elected, and for whose election the shareholder has a right to vote. In an election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the Board of Directors.

          (d) Any bylaw adding, changing, or deleting a greater quorum or voting requirement for shareholders shall meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever are greater.

                                  ARTICLE VI.
                RIGHT OF DIRECTORS TO CONTRACT WITH CORPORATION

     1.          Conflicting  Interest  Transactions.  No conflicting interest
                 -----------------------------------
transaction (as that term is defined in the Colorado Business Corporation Act) shall be void or voidable or be enjoined, set aside or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the Corporation, solely because the conflicting interest transaction involves a director of the Corporation or an entity in which a director of the Corporation is a director or officer or has a financial interest or solely because the director is present at or participates in a meeting of the Corporation's Board of Directors or of the committee of the Board of Directors which authorizes, approves or ratifies the conflicting interest transaction or solely because the director's vote is counted for such purpose if:

          (a) The material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes, approves or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or

          (b) The material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved or ratified in good faith by a vote of the shareholders; or

          (c) The conflicting interest transaction is fair as to the Corporation.

     2.          Quorum.  Common  or  interested  directors  may be counted in
                 ------
determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

                                  ARTICLE VII
                             CORPORATE OPPORTUNITY

     The officers, directors and other members of management of this Corporation shall be subject to the doctrine of "corporate opportunities" only insofar as it applies to business opportunities in which this Corporation has expressed an interest as determined from time to time by this Corporation's Board of Directors as evidenced by resolutions appearing in the Corporation's minutes. Once such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, directors, and other members of management of this Corporation shall first be made available to the Corporation and, if rejected by a majority of the disinterested members of the Corporation's Board of Directors, any of such persons shall be free to engage in such areas of interest on their own. This doctrine shall not limit the right of any officer, director or other member of management of this Corporation to continue a business existing prior to the time that such area of interest is designated by the Corporation. This provision shall not be construed to release any employee of this Corporation (other than an officer, director or member of management) from any duties which he may have to this Corporation.

                                 ARTICLE VIII.
               INDEMNIFICATION OF OFFICERS, DIRECTORS AND OTHERS

     The Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and expense (including attorneys' fees) incurred by reason of the fact that he is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, he is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of, another domestic or foreign corporation or other individual or entity or of an employee benefit plan. The Corporation shall also indemnify, any person who is serving or has served the Corporation as director, officer, employee, fiduciary, or agent, and that person's estate and personal representative, to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible.

                                  ARTICLE IX.
                    REGISTERED OFFICE AND REGISTERED AGENT

     The address of the registered office of the Corporation is 370 Seventeenth Street, Suite 5060, Denver, Colorado 80202, and the name of the registered agent at such address is Irwin L. Sandler. Either the registered office or the registered agent may be changed in the manner permitted by law.

                                  ARTICLE X.
                              BOARD OF DIRECTORS

     The corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, a board of directors The directors shall be elected at each annual meeting of the shareholders, provided that vacancies may be filled by election by the remaining directors, though less than a quorum, or by the shareholders at a special meeting called for that purpose. Despite the expiration of his or her term, a director continues to serve until his or her successor is elected and qualifies.

                                  ARTICLE XI.
                       LIMITATION ON DIRECTOR LIABILITY

     A director of the Corporation shall not be personally liable to the Corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director; except that this provision shall not eliminate or limit the liability of a director to the Corporation or to its shareholders for monetary damages otherwise existing for (i) any breach of the director's duty of loyalty to the Corporation or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit. If the Colorado Business Corporation Act is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the Colorado Business Corporation Act as so amended. Any repeal or modification of this Article IX shall not adversely affect any right or protection of a director of the Corporation under this Article IX. as in effect immediately prior to such repeal or modification, with respect to any liability that would have accrued, but for this Article IX, prior to such repeal or modification.


     Dated  this  day  of  ______________,  1998.

MONACO  FINANCE,  INC.


                                              By: ____________________________
                                                  Morris  Ginsburg,  President

PROXY          APPENDIX  A
               -----------
                             MONACO FINANCE, INC.

                     THIS PROXY IS SOLICITED ON BEHALF OF
                           THE BOARD OF DIRECTORS OF
                             MONACO FINANCE, INC.


     The undersigned hereby appoints Morris Ginsburg and Irwin L. Sandler, and each of them, as proxies for the undersigned, each with full power of appointment and substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of the $0.01 par value Class A Common
Stock of Monaco Finance, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June 30, 1998 (the "Meeting"), or at any postponements, continuations or adjournments thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted
(i) FOR the election of Messrs. Ginsburg, Sandler, Bradley, Sloan, Hashaway, Womack and Snyder to the Board of Directors of the Company, (ii) FOR the proposal to amend the Company's Articles of Incorporation, (iii) FOR the proposal to ratify the Board of Directors' appointment of Ehrhardt Keefe Steiner & Hottman P.C. as the Company's independent public accountants for the fiscal year ending December 31, 1998, and (iv) on such other matters as may properly come before the Meeting.


1.       Election  of  Directors

     ___ FOR  all  nominees  listed  below        ___ WITHHOLD AUTHORITY
         (except  as  marked  to  the                 to vote for all nominees
         contrary  below)                             listed  below

Morris  Ginsburg                    Irwin  L.  Sandler
Bill  C.  Bradley                   John  R.  Sloan
Bobby  L.  Hashaway                 Robert  D.  Womack
Leonard  M.  Snyder

    (Instruction: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)


-----------------------------------

-----------------------------------

2.          Proposal  to  amend  the  Company's  Articles  of  Incorporation.

     FOR [  ]          AGAINST [  ]          ABSTAIN [  ]

3. Proposal to ratify the Board of Directors' appointment of Ehrhardt Keefe Steiner & Hottman P.C. to serve as the Company's independent public accountants for the fiscal year ending December 31, 1998.

     FOR [  ]          AGAINST [  ]          ABSTAIN [  ]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or at any postponements, continuations or adjournments thereof.

     Please sign exactly as your name appears hereon. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.

Dated,_____1998

                  ------------------------------------------
                                Authorized Signature


                  ------------------------------------------
                                       Title

Please mark boxes /X/ in ink. Sign, date and return this Proxy Card promptly using the enclosed envelope.